UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2019

GL Brands, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55687	46-2093679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 Beltline Rd., Suite 350, Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 811-4367

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

GL Brands, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 4, 2019 (the “Initial Report”), which disclosed the completion by the Company of ECS Labs, LLC (“ECS”), including its two wholly-owned operating subsidiaries (the “Acquisition”).

The information previously reported in the Initial Report is hereby incorporated by reference into this Amendment No. 1. This Amendment No. 1 on Form 8-K/A is being filed solely to provide information required by Item 9.01 of Form 8-K and does not amend the Initial Report in any manner other than such Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.

The audited Balance Sheets as of December 31, 2018 and 2017, and the related audited Statements of Operations, Statements of Stockholders’ Equity, and Statements of Cash Flow for the years ended December 31, 2018 and 2017 of ECS Labs, LLC and Subsidiaries, are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b)       Pro Forma Financial Information.

Unaudited Pro Forma Combined Statements of Operations for the year ended June 30, 2019, related to the Acquisition, are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(d)       Exhibits

Exhibit Number	Description

23.1	Consent of Independent Certifying Accountant

99.1	Audited Balance Sheets as of December 31, 2018 and 2017, and the related audited Statements of Operations, Statements of Stockholders’ Equity, and Statements of Cash Flow for the years ended December 31, 2018 and 2017, of ECS Labs, LLC and Subsidiaries

99.2	Unaudited Pro Forma Combined Statement of Operations as of and for the year ended June 30, 2019, related to the Acquisition

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2020	GL BRANDS, INC.

/s/ Carlos Frias
Name: Carlos Frias
Title: Chief Executive Officer

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